UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                                000-50774                            41-2052984
(State or Other Jurisdiction                  (Commission File                     (I.R.S. Employer
     of Incorporation)                            Number)                       Identification Number)
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             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.02 Termination of a Material Definitive Agreement

         In a Form 8-K filed August 15, 2005 by IPEX, Inc. (the "Company"), the Company reported that it entered into a binding letter of intent (the "LOI") to acquire all of the issued and outstanding shares of capital stock of Vinculum Communications, Inc., a privately owned Delaware corporation ("Vinculum"). On December 21, 2005, the Company entered into an agreement with Vinculum to terminate the LOI and all transactions contemplated pursuant to the LOI. IPEX agreed to pay Vinculum $55,000 which represents reimbursement of expenses incurred by Vinculum in connection with the negotiation of and due diligence associated with the LOI and the proposed acquisition. The Company has advanced $75,000 to Vinculum as a pre-pay deposit for traffic. The $55,000 payment was deducted from the $75,000 advance, resulting in an outstanding principal sum of $20,000 owed by Vinculum to IPEX. The parties agreed that the $20,000 will be repayable by Vinculum without interest upon demand by IPEX. Except for the $20,000 owed to IPEX, the parties mutually released each other from all claims from the beginning of the world to the date of the termination agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                            Description
------------------ -------------------------------------------------------------
10.1               Letter of Intent to acquire  Vinculum  Communications,  Inc.
                   (Incorporated by reference to the Company's Form 8-K filed on August 15, 2005)

10.2 Agreement to Terminate the Letter of Intent to acquire Vinculum Communications, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IPEX, Inc.


Dated: December 21, 2005                     By:  /s/ Gerald Beckwith
                                                 -------------------------------
                                             Name:    Gerald Beckwith
                                             Title:   Chief Executive Officer